Exhibit 10.2

ASSIGNMENT AGREEMENT

This Assignment Agreement, (“the Assignment”) dated as of  December 21, 2007, between VVSM, Inc., (“Assignor”), and VCG Holding Corporation, Inc., a Colorado Corporation (“Assignee”). Whereas, Assignor has agreed to sell and/or transfer all of its right, title and interest in the intellectual property listed on Exhibit A attached hereto, (hereinafter the “IP”) to the Assignee, and whereas, the Assignee has agreed to purchase and accept the same for the consideration defined below:

NOW, THEREFORE, in consideration of, among other things, payment by Assignee of the purchase price of One Million Five Hundred Thousand Dollars ($1,500,000), the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.            Assignment of Intellectual Property.

a.                                        Effective as of December 21, 2007, Assignor sells, transfers, conveys, assigns and delivers to Assignee all right title and interest of Assignor in and to the IP and the goodwill associated with it.

b.                                       Assignor shall cause to be delivered or made available to the Assignee such additional documents as the Assignee may reasonably require to complete the sale and purchase of the intellectual property and to do such other things reasonably necessary to give full affect to this agreement.

c.                                        Assignee shall cause to be delivered or made available to Assignor such additional documents as Assignor may reasonable require to complete the sale and purchase of the intellectual property and do such other things reasonably necessary to give full affect to this agreement.

d.                                       Assignor warrants that it has the power to assign and transfer to Assignee the IP which is subject to this agreement and which is being transferred to Assignee. Assignor further warrants there are no actions, suits, claims, or proceedings pending, or threatened, which might have a material or adverse effect upon the IP or the use thereof.

e.                                        All of the representations, warranties, covenants and agreements made in this Agreement or contained in the documents furnished herewith shall survive the closing date and shall be applicable and effective notwithstanding the closing.

f.                                          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

g.                                     This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.

h.                                     This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and any legal action or proceeding arising out of this Agreement or the transactions contemplated hereby shall be brought only in the District Court for the City and County of Denver.

IN WITNESS WHEREOF, Assignor and Assignee have caused this assignment to be duly executed as of the date and year first written above.

“Assignor”		“Assignee”
By:	/s/ Lance Migliaccio	By:	/s/ Troy Lowrie
Lance C. Migliaccio, President		Troy Lowrie, President

Exhibit A

Intellectual Property

1.	The URLs attached hereto.

2.	Promotional materials, pricing information, employee handbooks, guidelines and proprietary information developed for the operation of La Boheme Gentlemen’s Cabaret.

3.	The Assignment does not include any Pay Per View events and Brickhouse Mobile content.

VCGHOLDINGS.COM

LABOHEMEGC.COM

BACHELORPARTYCOLORADO.COM

BACHELORPARTYPENVER.COM

BACHELORPARTYDENVERCOLORADO.COM

BOHEMEGENTLEMENSCABARET.COM

BRADSHAWHOTEL.COM

BRADSHAWSTUDIOS.COM

COLORADOBACHELORPARTY.COM

COLORADOGENTLEMENCABARET.COM

COLORADOGENTLEMENSCABARETS.COM

COLORADOSTRIPCLUB.COM

COLORADOTOPLESSCLUB.COM

DENVERCOLORADOBACHELORPARTY.COM

DENVERCOLORADOGENTLEMENSCABARETS.COM

DENVERCOLORADOSTRIPCLUB.COM

DENVERCOLORADOSTRIPCLUBS.COM

DENVERGENTLEMENSCABARET.COM

DENVERGENTLEMENSCABARETS.COM

DENVERTOPLESSCLUB.COM

DENVERTOPLESSCLUBS.COM

DIMONDCABARET.COM

GENTLEMANCABARETDENVER.COM

GENTLEMENCABARETCOLORADO.COM

GENTLEMENCABARETDENVER.COM

GENTLEMENSCABARETDENVERCOLORADO.COM

SHOTGUN-WILIES.COM

SHOTGUNWiLIES.COM

SHOTGUNWiLYS.COM

STRiPCLUBCOLORADO.COM

STRIPCLUBDENVER.COM

STRIPCLUBDENVERCOLORADO.COM

STRIPCLUBSDENVERCOLORADO.COM

STRIPJOINTDENVER.COM

STRIPJOINTSDENVER.COM

THEBRADSHAWSTUDIOS.COM

TOPLESS CLUBCOLORADO.COM

TOPLESSCLUBDENVER.COM

TOPLESSCLUBSCOLORADO.COM

TOPLESSCLUBSDENVER.COM

TOPLESSCLUBSDENVERCOLORADO.COM